                               POWER OF ATTORNEY

    The undersigned, as a Section 16 reporting  person of ChargePoint, Inc., a
Delaware corporation (the "Company"),  hereby  constitutes  and appoints  each of David  Young,  Christina  Lee, Linh Trinh, Scott Paraker, Roya Shakoori and
Hemik Gerdes as the undersigned's true and lawful attorney-in-fact to:

    (1)   complete and execute Form ID, "Update Passphrase Confirmation" form and Forms 3, 4 and 5 and other forms and all amendments thereto as such attorney-in-fact  shall in his or her discretion determined  to be required or advisable pursuant to Section 16 of the Securities Exchange  Act of 1934 (as
amended)  and  the  rules  and  regulations   promulgated   thereunder,  or  any
successor  laws  and regulations,  as a consequence  of the undersigned's ownership,  acquisition  or disposition  of securities of the Company; and

    (2)   do  all  acts  necessary  in  order  to  file  such  forms  with  the
Securities  and  Exchange Commission,  any securities  exchange  or national association, the Company  and such other person or agency as the attorney-in-
fact  shall deem appropriate.

    The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.  The undersigned acknowledges  that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the
Company assuming, any ofthe undersigned's responsibilities to comply with the
Securities Exchange Act of 1934 (as amended).

    This Power of Attorney shall remain in full force and effect until the undersigned  is no longer required  to file Forms  3, 4, and 5 with respect  to the undersigned's  holdings  of and transactions  in securities  issued  by  the
Company,  unless  earlier  revoked  by  the  undersigned  in  a  signed  writing delivered to the foregoing attorneys-in-fact.

    IN WITNESS  WHEREOF, the undersigned  has caused this Power of Attorney  to be executed as of this jj]_ day of February, 2021.

                                          /s/ Rebecca Chavez
                                          ------------------
                                          Rebecca Chavez